USQ CORE REAL ESTATE FUND
(THE “FUND”)

Class I Shares (USQIX)
Class IS Shares (USQSX)

Supplement dated January 12, 2021

to the Statement of Additional Information (“SAI”) dated July 29, 2020

Effective December 3, 2020, the Board of Trustees has elected Edward P. Mooney Jr. to serve as trustee of the Fund. Mr. Mooney is not an “interested person” of the Fund as that term is defined in the Investment Company Act of 1940, as amended. In addition, effective December 31, 2020, Mr. S. Timothy Grugeon, a trustee and president of the Fund, is retiring as Chief Executive Officer of Union Square Capital Partners, LLC, the investment adviser (the “Adviser”) to the Fund. Thomas Miller, Vice President and Chief Investment Officer of the Fund, and Chief Investment Officer of the Adviser, will become Chief Executive Officer of the Adviser. Accordingly, the Trustees and Officers table in the Fund’s SAI is hereby removed and replaced with the following:

Name, Year of Birth and Address	Position with the Fund	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
Independent Trustees
Gregory Fairchild (1963) 235 Whitehorse Lane Suite 200 Kennett Square, PA 19348	Trustee	Indefinite; Since 2017	Dr. Fairchild is Associate Professor at the University of Virginia, Darden GSBA.	1	None

Havilah Mann (1975) 235 Whitehorse Lane Suite 200 Kennett Square, PA 19348	Trustee	Indefinite; Since 2017	Ms. Mann is Fractional Chief Financial Officer and Business Development Advisor of HSM Resources (accounting infrastructure and internal control consulting services).	1	None
Edward P. Mooney Jr. (1970) 235 Whitehorse Lane Suite 200 Kennett Square, PA 19348	Trustee	Indefinite; Since 2020	Mr. Mooney is a private investor and a Limited Partner of Golden Angels Investors LLC (since 2018). Previously, Mr. Mooney was a Managing Director with Artisan Partners Limited Partnership (investment management) until his retirement in 2014. From July 2017 to December 2018, Mr. Mooney was a Board of Managers of Ocean Square Asset.	1	Board of Directors, Christian Brothers Investment Services (2016 to present) and Board of Managers, Ocean Square Asset Management (2017 to 2018).

Name, Year of Birth and Address	Position with the Fund	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
Interested Trustee
S. Timothy Grugeon*, ** (1950) 235 Whitehorse Lane Suite 200 Kennett Square, PA 19348	Trustee, President and Chief Executive Officer	Indefinite; Since 2016	Mr. Grugeon served as Chief Executive Officer of the Adviser since inception in 2016 until December 2020. From May 2007 to December 2015, Mr. Grugeon was Chief Operating Officer of Nationwide Investment Management Group.	1	None

Name, Year of Birth and Address	Position with the Fund	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years
Officers Who Are Not Trustees
G. Keith Downing ** (1972) 235 Whitehorse Lane Suite 200 Kennett Square, PA 19348	Chief Operating Officer and Treasurer	Indefinite; Since 2017	Mr. Downing is Chief Operating Officer of the Adviser since its inception. From August 2011 to December 2016, Mr. Downing was Director of Fund Administration of Nationwide Investment Management Group.

Thomas E. Miller, CFA ** (1983) 235 Whitehorse Lane Suite 200 Kennett Square, PA 19348	Vice President and Chief Investment Officer	Indefinite; Since 2017	Mr. Miller is Chief Executive Officer of the Adviser since 2021. Mr. Miller is Chief Investment Officer of the Adviser since inception. From April 2016 to April 2017, Mr. Miller was Associate Vice President, Head of Manager Strategies of Nationwide Investment Management Group. From February 2013 to April 2016, Mr. Miller was Associate Vice President, Product Management and Research of Nationwide Investment Management Group.
Mary K. Ziegler ** (1972) 235 Whitehorse Lane Suite 200 Kennett Square, PA 19348	Chief Compliance Officer and AML Compliance Officer	Indefinite; Since 2018
Ms. Ziegler is Chief Legal and Compliance Officer of the Adviser since February 2018.  She also serves as General Counsel of Chatham Financial Corp., an affiliate of the Adviser, since May 2020. From November to May 2020, Ms. Ziegler served as the Global Head of Compliance for Chatham Financial Corp., and from July 2019 to November she also served as Interim Chief Compliance Officer. From June 2012 to February 2018, Ms. Ziegler was Chief Compliance Officer of TFS Capital LLC (investment adviser).

*    S. Timothy Grugeon is a Trustee who is an “interested person” of the Fund as defined in the 1940 Act because he was an officer of the Adviser from May 2017 to December 2020.
** Each Officer of the Fund serves at the pleasure of the Board.

In addition, information under “Trustees’ Qualifications and Experience” on page 25 of the SAI is supplemented with the following information about Mr. Mooney:

Edward P. Mooney Jr. Mr. Mooney has served as Trustee of the Fund since December 2020. Mr. Mooney is a private investor and consultant to investment managers with than more than 25 years of industry experience. In addition, Mr. Mooney currently serves on the Board of Directors of Christian Brothers Investment Services and is a Limited Partner of Golden Angels Investors. From July 2017 to December 2018, Mr. Mooney served on the Board of Managers of Ocean Square Asset Management. Mr. Mooney retired from Artisan Partners Limited Partnership in 2014, where he had served as Managing Director since 1999. While at Artisan Partners, Mr. Mooney led several of the marketing, sales and client service groups for the firm. Mr. Mooney holds Bachelor and Master of Science degrees from Villanova University.

As of January 12, 2021, the dollar value of the shares of the Fund owned by Mr. Mooney were over $100,000.

PLEASE RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.